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                                    EXHIBIT A

     JOINT FILING AGREEMENT AMONG IRIDIAN ASSET MANAGEMENT LLC, LC CAPITAL MANAGEMENT, LLC, CL INVESTORS, INC., DAVID L. COHEN AND HAROLD J. LEVY


     AGREEMENT between Iridian Asset Management LLC ("Iridian"), LC Capital Management, LLC ("LC"), CL Investors, Inc. ("CLI"), David L. Cohen ("Cohen") and Harold J. Levy ("Levy").

     WHEREAS, in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934 (the "Act"), only one statement containing the information required by
Schedule 13D and Schedule 13G and any amendments thereto need be filed whenever two or more persons are required to file such a statement or any amendments thereto with respect to the same securities, provided that said persons agree in writing that such statement or any amendment thereto is filed on behalf of them.

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto agree as follows:

     Iridian, LC, CLI, Cohen and Levy, do hereby agree, in accordance with Rule 13d-1(f) under the Act, to file a Schedule 13D or Schedule 13G relating to their ownership of the common stock of St. Jude Medical, Inc., and do hereby further agree that said Schedule 13D and Schedule 13G shall be filed on behalf of each of them.


Date: March 18, 1999

                                   IRIDIAN ASSET MANAGEMENT LLC

                         By:           /s/ Jeffrey M. Elliott
                                   ----------------------------------
                                   Jeffrey M. Elliott, Executive Vice President


                                   LC CAPITAL MANAGEMENT, LLC

                         By:           /s/ Jeffrey M. Elliott
                                   ----------------------------------
                                   Jeffrey M. Elliott, Executive Vice President


                                   CL INVESTORS, INC.

                         By:           /s/ Jeffrey M. Elliott
                                   ----------------------------------
                                   Jeffrey M. Elliott, President


                         By:           /s/ David L. Cohen
                                   ----------------------------------
                                   David L. Cohen, individually


                         By:           /s/ Harold J. Levy
                                   ----------------------------------
                                   Harold J. Levy, individually